                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22186

                Oppenheimer Master International Value Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: April 30

                      Date of reporting period: 07/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                              Shares         Value
                                                                            ----------   ------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--24.0%
AUTOMOBILES--6.1%
Bayerische Motoren Werke (BMW) AG, Preference                                  207,040   $  7,624,680
Hyundai Motor Co. Ltd., Preference                                             199,100      8,687,962
Toyota Motor Corp.                                                              74,197      2,607,922
                                                                                         ------------
                                                                                           18,920,564
                                                                                         ------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Emperor Entertainment Hotel Ltd.                                            19,543,307      3,709,920
Enterprise Inns plc(1)                                                       1,404,435      2,261,059
                                                                                         ------------
                                                                                            5,970,979
                                                                                         ------------
HOUSEHOLD DURABLES--3.4%
Barratt Developments plc(1)                                                  1,704,717      2,574,637
First Juken Co. Ltd.                                                           412,800      3,272,967
Haseko Corp.(1)                                                              5,631,451      4,578,857
                                                                                         ------------
                                                                                           10,426,461
                                                                                         ------------
LEISURE EQUIPMENT & PRODUCTS--0.9%
Sega Sammy Holdings, Inc.                                                      201,977      2,960,000
                                                                                         ------------
MEDIA--4.8%
British Sky Broadcasting Group plc                                             314,428      3,507,953
Jupiter Telecommunications Co. Ltd.                                              2,781      2,858,415
Societe Television Francaise 1                                                 280,217      4,456,844
Vivendi SA                                                                     131,324      3,156,588
Yell Group plc(1)                                                            2,117,968        797,948
                                                                                         ------------
                                                                                           14,777,748
                                                                                         ------------
SPECIALTY RETAIL--3.8%
Aoyama Trading Co.                                                             204,558      3,231,919
Dickson Concepts International Ltd.                                          5,682,199      4,308,742
Otsuka Kagu Ltd.                                                               228,360      2,063,659
Praktiker Bau-und Heimwerkermaekte Holding AG                                  268,469      2,141,119
                                                                                         ------------
                                                                                           11,745,439
                                                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS--3.1%
Aksa Akrilik Kimya Sanayii AS                                                  318,104        540,304
Asics Corp.                                                                    399,240      3,916,593
China Hongxing Sports Ltd.                                                  20,619,000      2,350,305
Christian Dior SA                                                               24,620      2,668,073
                                                                                         ------------
                                                                                            9,475,275
                                                                                         ------------
CONSUMER STAPLES--8.3%
FOOD & STAPLES RETAILING--1.9%
Tesco plc                                                                      954,368      5,850,145
                                                                                         ------------
FOOD PRODUCTS--4.9%
Chaoda Modern Agriculture (Holdings) Ltd.                                    4,319,000      4,642,890
Nestle SA                                                                      197,546      9,766,362
Premier Foods plc(1)                                                         2,903,670        865,237
                                                                                         ------------
                                                                                           15,274,489
                                                                                         ------------
PERSONAL PRODUCTS--1.5%
Coreana Cosmetics Co. Ltd.(1)                                                1,415,605      1,459,788


              1 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                              Shares         Value
                                                                            ----------   ------------
PERSONAL PRODUCTS CONTINUED
Pacific Corp.                                                                   25,208   $  3,206,732
                                                                                         ------------
                                                                                            4,666,520
                                                                                         ------------
ENERGY--9.2%
ENERGY EQUIPMENT & SERVICES--2.6%
Master Marine AS(1)                                                                640             65
Petroleum Geo-Services ASA(1)                                                  131,720      1,181,598
Seabird Exploration Ltd.(1)                                                    537,922        239,944
Shinko Plantech Co. Ltd.                                                       731,500      6,798,941
                                                                                         ------------
                                                                                            8,220,548
                                                                                         ------------
OIL, GAS & CONSUMABLE FUELS--6.6%
BP plc                                                                         387,290      2,480,228
Eni SpA                                                                        258,809      5,291,728
Inpex Corp.                                                                        707      3,433,034
Tatneft, Preference                                                          1,516,420      3,636,403
Total SA                                                                        86,736      4,375,400
Tupras-Turkiye Petrol Rafinerileri AS                                           48,600      1,104,399
                                                                                         ------------
                                                                                           20,321,192
                                                                                         ------------
FINANCIALS--20.2%
CAPITAL MARKETS--0.9%
Ichiyoshi Securities Co. Ltd.                                                  273,412      1,813,688
Jupiter Fund Management plc(1)                                                 373,430      1,127,984
                                                                                         ------------
                                                                                            2,941,672
                                                                                         ------------
COMMERCIAL BANKS--4.9%
Anglo Irish Bank Corp. plc(1)                                                   51,641            673
Banca Monte dei Paschi di Siena SpA(1)                                       3,097,800      4,073,237
Credit Agricole SA                                                             465,968      6,351,364
Governor & Co. of the Bank of Ireland (The)(1)                                 266,432        295,083
National Bank of Greece SA(1)                                                  172,219      2,511,345
Sumitomo Mitsui Financial Group, Inc.                                           60,500      1,866,159
                                                                                         ------------
                                                                                           15,097,861
                                                                                         ------------
CONSUMER FINANCE--1.2%
International Personal Finance plc                                             939,516      3,577,971
DIVERSIFIED FINANCIAL SERVICES--1.4%
Investor AB, B Shares                                                           83,500      1,574,086
RHJ International Ltd.(1)                                                      323,555      2,749,102
                                                                                         ------------
                                                                                            4,323,188
                                                                                         ------------
INSURANCE--8.1%
Aegon NV(1)                                                                    724,046      4,355,391
Fondiaria-Sai SpA                                                              936,006      6,293,953
Irish Life & Permanent Group Holdings plc(1)                                 1,952,678      4,453,115
Swiss Reinsurance Co.                                                          137,285      6,323,255
Zurich Financial Services AG                                                    15,556      3,631,774
                                                                                         ------------
                                                                                           25,057,488
                                                                                         ------------
REAL ESTATE INVESTMENT TRUSTS--2.5%
DA Office Investment Corp.                                                         415      1,018,685
Invincible Investment, Inc.                                                      7,621      1,226,135


              2 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                              Shares         Value
                                                                            ----------   ------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Japan Hotel & Resort, Inc.                                                         575   $  1,280,221
Japan Office Investment Corp.                                                      947        871,422
Japan Rental Housing Investments, Inc.                                           4,756      1,698,277
Japan Single-Residence REIT                                                        882      1,186,277
Nippon Commercial Investment Corp.                                                 350        384,050
                                                                                         ------------
                                                                                            7,665,067
                                                                                         ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.2%
Shanghai Forte Land Co. Ltd.                                                12,291,719      3,734,594
                                                                                         ------------
HEALTH CARE--4.6%
HEALTH CARE PROVIDERS & SERVICES--1.3%
Medipal Holdings Corp.                                                         328,432      3,816,722
                                                                                         ------------
PHARMACEUTICALS--3.3%
Alapis Holding Industrial & Commercial SA                                      539,725      1,594,156
GlaxoSmithKline plc                                                            145,823      2,542,161
Sanofi-Aventis SA                                                              106,246      6,170,927
                                                                                         ------------
                                                                                           10,307,244
                                                                                         ------------
INDUSTRIALS--12.5%
AEROSPACE & DEFENSE--2.3%
BAE Systems plc                                                                357,828      1,754,075
European Aeronautic Defense & Space Co.(1)                                     120,380      2,851,960
Safran SA                                                                       98,838      2,667,468
                                                                                         ------------
                                                                                            7,273,503
                                                                                         ------------
AIRLINES--4.8%
Deutsche Lufthansa AG(1)                                                       359,140      5,836,136
Jazz Air Income Fund                                                           641,908      2,728,601
Turk Hava Yollari Anonim Ortakligi(1)                                        2,169,597      6,276,170
                                                                                         ------------
                                                                                           14,840,907
                                                                                         ------------
CONSTRUCTION & ENGINEERING--1.1%
Joongang Construction Co. Ltd.(1)                                              165,105        317,489
Vinci SA                                                                        62,525      3,017,671
                                                                                         ------------
                                                                                            3,335,160
                                                                                         ------------
MACHINERY--1.4%
Hyundai Mipo Dockyard Co. Ltd.                                                  30,976      4,241,584
                                                                                         ------------
MARINE--2.0%
Shun Tak Holdings Ltd.                                                      11,020,000      6,256,608
                                                                                         ------------
PROFESSIONAL SERVICES--0.4%
Assystem                                                                        73,976      1,145,256
                                                                                         ------------
ROAD & RAIL--0.5%
Northgate plc(1)                                                               603,307      1,741,883
                                                                                         ------------
INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--1.5%
Nokia OYJ                                                                      311,581      2,932,461
Research In Motion Ltd.(1)                                                      29,000      1,668,547
                                                                                         ------------
                                                                                            4,601,008
                                                                                         ------------
COMPUTERS & PERIPHERALS--3.9%
FUJITSU Ltd.                                                                   397,303      2,807,908
Gemalto NV                                                                      43,403      1,781,663


              3 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                              Shares         Value
                                                                            ----------   ------------
COMPUTERS & PERIPHERALS CONTINUED
Japan Digital Laboratory Co. Ltd.                                              581,179   $  5,927,186
Wincor Nixdorf AG                                                               27,896      1,580,799
                                                                                         ------------
                                                                                           12,097,556
                                                                                         ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
A&D Co. Ltd.(1)                                                                572,784      2,822,181
                                                                                         ------------
IT SERVICES--1.0%
Alten SA                                                                        73,873      2,170,838
Altran Technologies SA(1)                                                      231,570        950,579
                                                                                         ------------
                                                                                            3,121,417
                                                                                         ------------
OFFICE ELECTRONICS--0.7%
Canon, Inc.                                                                     45,954      1,988,541
MATERIALS--3.7%
CHEMICALS--1.4%
Arkema                                                                          72,129      3,144,135
Ohara, Inc.                                                                     65,000      1,017,941
                                                                                         ------------
                                                                                            4,162,076
                                                                                         ------------
METALS & MINING--2.3%
ArcelorMittal                                                                  117,842      3,591,911
Hindalco Industries Ltd.                                                       574,000      1,983,426
Rio Tinto plc                                                                   32,330      1,676,387
                                                                                         ------------
                                                                                            7,251,724
                                                                                         ------------
TELECOMMUNICATION SERVICES--6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.0%
France Telecom SA                                                              317,758      6,654,379
Telecom Italia SpA                                                           5,522,975      5,739,829
                                                                                         ------------
                                                                                           12,394,208
                                                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES--2.6%
KDDI Corp.                                                                       1,052      5,120,273
Vodafone Group plc                                                           1,184,275      2,773,235
                                                                                         ------------
                                                                                            7,893,508
                                                                                         ------------
UTILITIES--1.6%
ELECTRIC UTILITIES--1.6%
Okinawa Electric Power Co. (The)                                                74,433      3,812,327
RusHydro(1)                                                                  3,019,061        157,161
RusHydro(1)                                                                 18,438,187        959,822
                                                                                         ------------
                                                                                            4,929,310
                                                                                         ------------
Total Common Stocks (Cost $290,650,647)                                                   305,227,597
                                                                                         ------------

                                                                             Principal
                                                                              Amount
                                                                            ----------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15 (Cost $370,231)      247,479   EUR  341,382

NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
Cattles plc, Nts., 1/17/14(2) (Cost $261,190)                                  771,000   GBP   66,540


              4 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                              Shares         Value
                                                                            ----------   ------------
INVESTMENT COMPANY--3.1%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.30% (3,4) (Cost $9,546,164)                                         9,546,164   $  9,546,164

TOTAL INVESTMENTS, AT VALUE (COST $300,828,232)                                  101.9%   315,181,683
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (1.9)    (5,852,862)
                                                                            ----------   ------------
NET ASSETS                                                                       100.0%  $309,328,821
                                                                            ==========   ============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR   Euro
GBP   British Pound Sterling

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Non-income producing security.

(2.) Issue is in default. See accompanying Notes.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES         GROSS        GROSS         SHARES
                                                     APRIL 30, 2010    ADDITIONS   REDUCTIONS   JULY 30, 2010
                                                     --------------   ----------   ----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E     24,450,762     33,635,365   48,539,963     9,546,164

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E    $9,546,164    $9,666

(4.) Rate shown is the 7-day yield as of July 30, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:

                                                                                   LEVEL 3--
                                               LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                              UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                             QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                                            --------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                    $ 45,751,553       $ 28,524,913        $  --       $ 74,276,466
   Consumer Staples                            25,791,154                 --           --         25,791,154
   Energy                                      18,992,010          9,549,665           65         28,541,740
   Financials                                  49,771,968         12,625,200          673         62,397,841


              5 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

   Health Care                                 12,529,810          1,594,156           --         14,123,966
   Industrials                                 35,817,230          3,017,671           --         38,834,901
   Information Technology                       8,152,426         16,478,277           --         24,630,703
   Materials                                   11,413,800                 --           --         11,413,800
   Telecommunication Services                  17,514,481          2,773,235           --         20,287,716
   Utilities                                    4,772,149            157,161           --          4,929,310
Convertible Corporate Bonds and Notes                  --            341,382           --            341,382
Non-Convertible Corporate Bonds and Notes              --             66,540           --             66,540
Investment Company                              9,546,164                 --           --          9,546,164
                                             ------------       ------------        -----       ------------
Total Investments, at Value                   240,052,745         75,128,200          738        315,181,683
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                    --             55,690           --             55,690
                                             ------------       ------------        -----       ------------
Total Assets                                 $240,052,745       $ 75,183,890        $ 738       $315,237,373
                                             ------------       ------------        -----       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts          $         --       $(2,728,442)        $  --       $ (2,728,442)
                                             ------------       ------------        -----       ------------
Total Liabilities                            $         --       $(2,728,442)        $  --       $ (2,728,442)
                                             ------------       ------------        -----       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS INTO   TRANSFERS OUT OF   TRANSFERS INTO   TRANSFERS OUT OF
                                    LEVEL 1*        LEVEL 1**         LEVEL 2**          LEVEL 2*
                                --------------   ----------------   --------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary         $17,493,848      $(2,317,199)       $2,317,199       $(17,493,848)
   Consumer Staples                11,209,036               --                --        (11,209,036)
   Energy                          13,242,099               --                --        (13,242,099)
   Financials                      18,423,902       (1,007,552)        1,007,552        (18,423,902)
   Health Care                      6,365,705         (990,105)          990,105         (6,365,705)
   Industrials                     11,973,801       (3,004,658)        3,004,658        (11,973,801)
   Information Technology           4,541,931               --                --         (4,541,931)
   Materials                        3,198,149               --                --         (3,198,149)
   Telecommunication Services              --       (2,304,702)        2,304,702                 --
                                  -----------      -----------        ----------       ------------
Total Assets                      $86,448,471      $(9,624,216)       $9,624,216       $(86,448,471)
                                  ===========      ===========        ==========       ============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.


              6 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value      Percent
-------------------        ------------   -------
Japan                      $ 74,380,300     23.6%
France                       51,904,527     16.5
United Kingdom               31,921,056     10.1
Italy                        21,398,747      6.8
Switzerland                  19,721,391      6.3
Korea, Republic of South     17,913,555      5.7
Germany                      17,182,734      5.5
Bermuda                      10,368,967      3.3
United States                 9,546,164      3.0
Turkey                        7,920,873      2.5
Hong Kong                     6,256,608      2.0
Russia                        4,753,386      1.5
Ireland                       4,748,871      1.5
Cayman Islands                4,642,890      1.5
Canada                        4,397,148      1.4
The Netherlands               4,355,391      1.4
Greece                        4,105,501      1.3
China                         3,734,594      1.2
Luxembourg                    3,591,911      1.1
Finland                       2,932,461      0.9
Belgium                       2,749,102      0.9
India                         1,983,426      0.6
Australia                     1,676,387      0.5
Sweden                        1,574,086      0.5
Norway                        1,421,607      0.4
                           ------------    -----
Total                      $315,181,683    100.0%
                           ============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JULY 30, 2010 ARE AS FOLLOWS:

                                                CONTRACT
                                                 AMOUNT          EXPIRATION                  UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)             DATE         VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   ---------         ----------   -----------   ------------   ------------
BARCLAY'S CAPITAL:
Euro (EUR)                            Sell        10,601   EUR     9/21/10    $13,813,878      $    --      $  757,050
Japanese Yen (JPY)                    Sell     3,163,200   JPY     9/21/10     36,630,141           --       1,971,392
                                                                                               -------      ----------
                                                                                                    --       2,728,442
                                                                                               -------      ----------
CITIGROUP
Euro (EUR)                            Sell            55   EUR     8/2/10          72,292          352              --
                                                                                               -------      ----------
UBS INVESTMENT BANK
Japanese Yen (JPY)                     Buy       294,890   JPY     8/3/10       3,413,359       55,338              --
                                                                                               -------      ----------
Total unrealized appreciation and
   depreciation                                                                                $55,690      $2,728,442
                                                                                               =======      ==========

NOTES TO STATEMENT OF INVESTMENTS


              7 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


              8 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 30, 2010 is as follows:

Cost                                $261,190
Market Value                        $ 66,540
Market Value as a % of Net Assets       0.02%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.


              9 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.


              10 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)

     As of July 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $2,728,442 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of July 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.


             11 | Oppenheimer Master International Value Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2010